UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

Hypercom Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8888 East Raintree Drive Suite 300 Scottsdale, Arizona		85260
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 480-642-5000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

On May 12, 2011, Hypercom Corporation (“Hypercom”) and VeriFone Systems, Inc. (“VeriFone”) issued a joint press release commenting on the civil antitrust lawsuit filed on May 12, 2011 by the United States Department of Justice against VeriFone, Hypercom and Ingenico S.A.  A copy of the joint press release is attached hereto and furnished as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, the information set forth herein and in the joint press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of The Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Exhibit Description

99.1	Joint Press Release dated May 12, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2011	Hypercom Corporation

By: /s/ Douglas J. Reich
Name: Douglas J. Reich
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Joint Press Release dated May 12, 2011